Loss per share	12 Months Ended
Dec. 31, 2020
Disclosure Of Earnings Per Share Abstract
20. Loss per share
20.	Loss per share

Loss per share is based on consolidated comprehensive loss for the year divided by the weighted average number of shares outstanding during the year. Diluted loss per share is computed in accordance with the treasury stock method and is based on the weighted average number of shares and dilutive share equivalents.

The following reflects consolidated comprehensive loss and weighted average number of shares used in the basic and diluted loss per share computations:

	2020	2019
Loss attributed to shareholders	(13,445)	(10,825)
Basic weighted average number of shares (in 000s)	28,873	25,545
Basic and diluted loss per share	(0.47)	(0.42)

The outstanding stock options and warrants were excluded from the calculation of diluted loss per share because their effect is anti-dilutive.